                                                                    Exhibit 10.9

                               GUARANTY AGREEMENT
                               ------------------

     This GUARANTY AGREEMENT (this "Guaranty"), dated effective as of July 28,
                                    --------
1999, is executed and delivered by NET-TEL COMMUNICATIONS, INC., a Delaware corporation ("Guarantor"), to and in favor of NORTEL NETWORKS INC., as
              ---------
administrative agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Administrative Agent").
                   --------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     A.   NET-tel Corporation ("Borrower"), the lenders named therein (together
                                --------
with their successors and assigns, "Lenders") and Administrative Agent are,
                                    -------
concurrently herewith, entering into that certain Credit Agreement dated as of July 28, 1999 (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement") and, in connection therewith, inter alia, Borrower is,
 ----------------                                 ----- ----
concurrently herewith, executing and delivering that certain (i) Term Note A dated July 28, 1999, in the original principal amount of $120,000,000 payable to the order of Nortel Networks Inc., (ii) Term Note B dated July 28, 1999, in the original principal amount of $10,000,000 payable to Allied Capital Corporation, and (iii) Revolving Note dated July 28, 1999, in the original principal amount of $10,000,000 payable to the order of Nortel Networks Inc. (such promissory notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter collectively called the "Notes"; the Credit Agreement, the Notes,
                                     -----
the Security Documents and the other Loan Documents (as such terms are defined in the Credit Agreement), including, without limitation, any and all security agreements, pledge agreements, assignments, guaranties, licenses, lien waivers, collection account agreements, concentration account agreements and other agreements, documents, instruments and certificates now or hereafter executed and/or delivered in connection therewith, and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents").
                                                            --------------

     B. Guarantor has directly and indirectly benefitted and will directly and indirectly benefit from the loans evidenced and governed by the Credit Agreement, the Notes and the other Loan Documents and the other transactions evidenced by and contemplated in the Loan Documents.

     C. Execution and delivery of this Guaranty is a condition to Administrative Agent and Lenders entering into the Credit Agreement and the making of Loans pursuant thereto.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

     1.   Definitions.   Unless otherwise defined in this Guaranty, all
          -----------
capitalized terms used in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement.

     2.   Guaranty of Indebtedness, Liabilities and Obligations.  Guarantor
          -----------------------------------------------------
hereby absolutely, unconditionally and irrevocably guarantees (a) payment and performance to Administrative Agent

GUARANTY AGREEMENT - Page 1
and Lenders, as and when the same become due or performable strictly in accordance with the terms and provisions of the Loan Documents, whether at stated maturity, by acceleration or otherwise, of any and all Obligations (as such term is defined in the Credit Agreement), which Obligations include, without limitation, (i) any and all interest, penalties, fees and expenses (specifically including, but not limited to, attorneys' fees and expenses) which Borrower may now or at any time hereafter owe to Administrative Agent or any Lender (whether or not such interest, penalties, fees and expenses were originally contracted with Administrative Agent or any Lender or with another or others and whether or not such interest, penalties, fees and expenses are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document plus (ii) the principal amount of any and all indebtedness,
                    ----
liabilities and other obligations, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, due or to become due and whether arising by agreement, note, discount, acceptance, overdraft or otherwise, which Borrower may now or at any time hereafter owe to Administrative Agent or any Lender (whether or not such indebtedness, liabilities and obligations were originally contracted with Administrative Agent or any Lender or with another or others and whether or not such indebtedness, liabilities or obligations are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document and (b) the faithful, prompt and complete compliance by Borrower and the other Loan Parties (or any one or more of them) with all terms, conditions, covenants, agreements and undertakings of Borrower and the other Loan Parties (or any one or more of them) under the Credit Agreement, any Note or any other Loan Document (the Obligations, including the interest, penalties, fees, expenses, indebtedness, liabilities and obligations, etc. referred to in clauses (a) and (b) preceding as to which payment,
                    ------- ---     ---
performance and compliance are guaranteed pursuant to this Guaranty are hereinafter collectively called the "Guaranteed Obligations").
                                     ----------------------

     Notwithstanding that Borrower may not be liable or obligated to Administrative Agent or any Lender for interest and/or attorneys' fees and expenses on, or in connection with, the Guaranteed Obligations from and after the Petition Date (as hereinafter defined) as a result of the provisions of the federal bankruptcy laws or otherwise, the Guaranteed Obligations for which Guarantor shall be liable and obligated under this Guaranty shall include (to the extent permitted by law or a court of competent jurisdiction) interest accruing on the Guaranteed Obligations at the highest rate provided for in the Credit Agreement from and after the date on which Borrower files for protection under the federal bankruptcy laws or from and after the date on which an involuntary proceeding is filed against Borrower under the federal bankruptcy laws (herein collectively referred to as the "Petition Date") and all attorneys'
                                              -------------
fees and expenses incurred by Administrative Agent or any Lender from and after the Petition Date in connection with the Guaranteed Obligations.

     3.   Continuing Guaranty of Payment.  This Guaranty is and shall be an
          ------------------------------
absolute, unconditional, irrevocable and continuing guaranty of payment, and not merely of collection, and from time to time or at any time the Guaranteed Obligations may be increased, reduced or paid in full without affecting the liability or obligation of Guarantor with respect to indebtedness, liabilities and obligations of Borrower to Administrative Agent or any Lender thereafter incurred. Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated (if a release or discharge has occurred), as the case may be, if at any time any payment (or any part thereof) to Administrative Agent or any Lender in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by Administrative Agent or any Lender pursuant to any bankruptcy,

GUARANTY AGREEMENT - Page 2
insolvency, reorganization, receivership or other debtor relief granted to Borrower or its successors or assigns. In the event that Administrative Agent or any Lender must rescind or restore any payment received by Administrative Agent or any Lender, respectively, in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Administrative Agent or such Lender, respectively, shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Administrative Agent, Lenders and Guarantor that Guarantor's liabilities and obligations hereunder shall not be discharged except by the full and complete payment and performance of the Guaranteed Obligations and then only to the extent of such payment and performance. Subject to Paragraph 21 hereof,
                                                          ------------
this Guaranty is independent of, and in addition and without modification to (except as expressly provided in Paragraph 21 hereof), and does not impair or in
                                 ------------
any way affect any other guaranty, endorsement or other agreement executed in favor of Administrative Agent or any Lender, and this Guaranty and Guarantor's liabilities and obligations under this Guaranty shall not be impaired or otherwise affected by the execution, delivery or performance by Guarantor or any other Person of any other guaranty, endorsement or other agreement.

     4.   Absolute Guaranty.  Guarantor's liabilities and obligations under this
          -----------------
Guaranty shall be absolute and unconditional irrespective of, shall not be released, impaired, limited, reduced, conditioned upon or otherwise affected by and shall continue in full force and effect notwithstanding the occurrence of any event (other than an event consisting of payment and performance of such liabilities and obligations in accordance with this Guaranty) at any time or from time to time, including, without limitation, any one or more of the following events specified in clauses (a) through (o) of this Paragraph 4 below,
                              ------- ---         ---         -----------
and neither Administrative Agent nor any Lender shall be obligated or required to take or to refrain from taking any of such actions or inactions specified below and shall not have any liability, obligation or duty whatsoever with respect to such actions or inactions, it being acknowledged and agreed by Guarantor that all of such liabilities, obligations and duties (if any) of Administrative Agent or any Lender otherwise existing and all rights and remedies (if any) of Guarantor with respect thereto (whether such liabilities, obligations, duties, rights or remedies exist by virtue of agreement, common law, equity, statute or otherwise), and each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to eliminate, impair, condition or restrict the liabilities and obligations of Guarantor for the Guaranteed Obligations, are hereby expressly waived by Guarantor:

          (a) the taking or accepting of any security or other guaranty for any or all of the Guaranteed Obligations, whether heretofore, concurrently herewith or hereafter;

          (b) any failure to create or perfect or properly create or perfect any lien, security interest or assignment intended as security, or any release, surrender, exchange, substitution, subordination or loss of any security or guaranty at any time existing in connection with any or all of the Guaranteed Obligations for any reason; or any suretyship defenses, including, without limitation, any impairment of collateral;

          (c) any partial or full release of the liability or obligation of Guarantor under any other guaranty whether or not similar to this Guaranty;


GUARANTY AGREEMENT - Page 3

          (d) the entering into, delivery of, modification of, amendment to or waiver of compliance with the Credit Agreement, any Note or any other Loan Document, or any agreement, document or instrument evidencing, securing or otherwise affecting all or part of the Guaranteed Obligations, without the notification of Guarantor, the right of such notification being hereby specifically waived by Guarantor;

          (e) the bankruptcy, insolvency, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust or relating to any other entity or Person) of Borrower, Guarantor or any other Loan Party or Person at any time liable or obligated for the payment of any or all of the Guaranteed Obligations, whether now existing or hereafter arising;

          (f) any increase, reduction, renewal, extension, amendment, modification, repayment, refunding and/or rearrangement of the payment or any other terms or provisions of any or all of the Guaranteed Obligations at any time and from time to time, whether on one or more occasions, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance or compromise that might be granted or given by Administrative Agent or any Lender to Borrower, Guarantor or any other Loan Party;

          (g) any neglect, delay, omission, failure or refusal of Administrative Agent or any Lender (i) to exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any collateral, security or guaranty therefor, whether under the Credit Agreement, any Note or any other Loan Document or otherwise, including, without limitation, to ensure compliance with any term or provision of the Credit Agreement or any other Loan Document, (ii) to take or prosecute or properly or diligently take or prosecute any action for the collection of any or all of the Guaranteed Obligations against Borrower, Guarantor or any other guarantor of any or all of the Guaranteed Obligations and/or any other Loan Party or Person, (iii) to foreclose or prosecute or properly or diligently foreclose or prosecute any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, including, without limitation, any failure to conduct a commercially reasonable foreclosure sale, or (iv) to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations;

          (h) any failure of Administrative Agent or any Lender to give notice to Borrower, Guarantor and/or any other Loan Party of, or obtain the consent of Borrower, Guarantor and/or any other Loan Party with respect to,
     (i) the incurrence of any of the Guaranteed Obligations, (ii) the occurrence of any "Default" or "Event of Default" as such terms are defined in the Credit Agreement or any of the other Loan Documents, (iii) demand, presentment, protest, nonpayment, intention to accelerate, acceleration, lack of diligence or delay in collection of all or any part of the Guaranteed Obligations or any other matter, or the absence thereof, (iv) any renewal, extension or assignment of the Guaranteed Obligations or any part thereof, (v) the disposition or release of all or any part of any security for the Guaranteed Obligations (whether or not such disposition is commercially reasonable) or (vi) any other action taken or refrained from being taken by Administrative Agent or any Lender against Borrower or any other Loan Party, it being agreed that (except as may be

GUARANTY AGREEMENT - Page 4
     expressly provided in the other Loan Documents) neither Administrative Agent nor any Lender shall be required to give Borrower, Guarantor or any other Loan Party any notice of any kind or to obtain Borrower's, Guarantor's or any other Loan Party's consent under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligations;

          (i) the unenforceability, illegality or uncollectibility of all or any part of the Guaranteed Obligations against Borrower or any other Loan Party by reason of (i) failure of consideration, (ii) breach of warranty, (iii) fraud, (iv) the fact that the interest contracted for, charged, collected or received in respect of the Guaranteed Obligations exceeds the amount permitted by law, (v) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (vi) the officers, directors, partners,
                     ----- -----
     trustees or representatives creating the Guaranteed Obligations acted in excess of their authority or lacked legal capacity, (vii) the Credit Agreement, any Note or any other Loan Document evidencing the Guaranteed Obligations has been forged or otherwise is irregular or is not genuine or authentic, (viii) expiration of the applicable statute of limitations of the Guaranteed Obligations, (ix) failure to comply with the statute of frauds, (x) lender liability, or (xi) accord and satisfaction;

          (j) any payment by Borrower or any other Loan Party to Administrative Agent or any Lender is held to constitute a preferential transfer or a fraudulent conveyance or transfer under any applicable law, or for any reason Administrative Agent or any Lender is required to refund such payment or pay such amount to Borrower or any other Loan Party or any other Person;

          (k) any merger, reorganization, consolidation or dissolution of Borrower or any other Loan Party, any sale, lease or transfer of any or all of the assets of Borrower or any other Loan Party, or any change in name, business, location, composition, structure or any change in the shareholders, partners or members (whether by accession, secession, death, dissolution, transfer of assets or otherwise) of Borrower or any other Loan Party;

          (l) any failure of Administrative Agent or any Lender to notify Guarantor of (i) the acceptance of this Guaranty, (ii) the making of Loans by any Lender in reliance on this Guaranty, (iii) the failure of Borrower or any other Loan Party to make any payment due by Borrower or any other Loan Party to Administrative Agent or any Lender, or (iv) any information regarding the financial condition or prospects of Borrower or any other Loan Party;

          (m) any existing or future offset, claim or defense of Borrower or any other Loan Party against Administrative Agent or any Lender or against payment of all or any part of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise (other than defenses resulting from the payment and performance of the Guaranteed Obligations);

          (n) any full or partial release of the liability of Borrower or any other Loan Party, any guarantor of all or

GUARANTY AGREEMENT - Page 5
     any part of the Guaranteed Obligations or any other Person for all or any part of the Guaranteed Obligations, it being acknowledged and agreed by Guarantor that it may be required to pay the Guaranteed Obligations in full without assistance or support, whether from Borrower or any other Loan Party, any other guarantor or any other Person; or

          (o) any other action taken or omitted to be taken with respect to any of the Credit Agreement, any Note or any other Loan Document, the Guaranteed Obligations or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay all or any part of the Guaranteed Obligations pursuant to the terms hereof.

Without limiting the foregoing or Guarantor's liability under this Guaranty, to the extent that Administrative Agent and Lenders (or any of them) have advanced funds or extended credit to Borrower and do not receive payments or benefits thereon in the amounts and at the times required or provided by or in connection with the Credit Agreement, any Note or any other Loan Document, Guarantor is absolutely liable to make such payments and to confer such benefits on Lenders on a timely basis.

     5.   Representations and Warranties.  In connection with this Guaranty,
          ------------------------------
Guarantor hereby represents and warrants to Administrative Agent and Lenders that:

          (a) Guarantor is the parent corporation of Borrower; Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Credit Agreement, the Notes and the other Loan Documents; this Guaranty is given by Guarantor in furtherance of the direct and indirect business interests and corporate purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the businesses of Borrower and Guarantor; and the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder;

          (b) The execution and delivery of this Guaranty and the performance of and compliance with the terms hereof will not constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets;

          (c) This Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity;

          (d) As of the date of this Guaranty, and after giving effect to this Guaranty and the contingent obligation evidenced by this Guaranty, Guarantor is not, on either an unconsolidated basis or a consolidated basis with Borrower and Guarantor's subsidiaries, insolvent, as such term is used or defined in any applicable bankruptcy, fraudulent conveyance, fraudulent transfer or similar law, and Guarantor has and will have assets which,


GUARANTY AGREEMENT - Page 6
     fairly valued, exceed its indebtedness, liabilities and obligations; Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any present or future creditor or creditors of Guarantor; Guarantor is not engaged in any business or transaction (including, without limitation, the execution of this Guaranty) which will leave Guarantor with unreasonably small capital or assets which are unreasonably small in relation to the business or transactions engaged in by Guarantor, and Guarantor does not intend to engage in any such business or transaction; Guarantor does not intend to incur, nor does Guarantor believe that it will incur, debts beyond Guarantor's ability to repay such debts as they mature;

          (e) All acts and conditions required to be performed and satisfied prior to the creation and issuance of this Guaranty, and to constitute this Guaranty as the legal, valid and binding obligation of Guarantor in accordance with its terms, have been performed and satisfied in due and strict compliance with all applicable laws;

          (f) Guarantor is familiar with, and has independently received books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral (if any) intended to secure the Guaranteed Obligations; however, Guarantor is not relying on such financial condition or any such collateral (if any) as an inducement to enter into this Guaranty; Guarantor has adequate means to obtain from Borrower, on a continuing basis, the information referred to in this clause (f) preceding
                                                           ----------
     and is not relying on Administrative Agent or any Lender to provide any such information at any time;

          (g) Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Guaranteed Obligations;

          (h) Except for the execution of the Credit Agreement, neither Administrative Agent, any Lender nor any other Person has made any representation, warranty or statement to, or promise, covenant or agreement with, Guarantor in order to induce Guarantor to execute this Guaranty;

          (i) Borrower is a wholly-owned Subsidiary of Guarantor; and

          (j) All representations and warranties in the Credit Agreement relating to the Guarantor are true and correct in all respects as of the date hereof, except to the extent made only as of a specific prior date, and on each date the representations and warranties thereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date, all of which are incorporated herein by reference.

     6.   Default.  Upon the occurrence and during the continuance of an Event
          -------
of Default, Guarantor shall, on demand by Administrative Agent and without further demand and without notice of dishonor and without notice of any kind (including, without limitation, notice of acceptance by Administrative Agent or any Lender of this Guaranty) having been given to Borrower, Guarantor or any other Person previous to such demand, promptly (i.e., not later than 1:00 p.m., New York, New York time, on the date of such demand or, if such demand is made after 12:00 noon, on the next

GUARANTY AGREEMENT - Page 7
succeeding Business Day) pay, in immediately available funds, the full unpaid amount of the Guaranteed Obligations, or such lesser amount, if any, as may be specifically demanded by Administrative Agent from time to time, to Administrative Agent at Administrative Agent's Principal Office located in New York, New York or at such other place as Administrative Agent may specify to Guarantor in writing. If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Administrative Agent.

     7.   Cumulative Remedies; No Election.  If Guarantor is or becomes liable
          --------------------------------
or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of Administrative Agent or any Lender hereunder shall be cumulative of any and all other rights and remedies that Administrative Agent or such Lender may ever have against Guarantor. The exercise by Administrative Agent or any Lender of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty or security to any and all other guaranties or security heretofore, concurrently herewith or hereafter executed and/or delivered by Guarantor to or in favor of Administrative Agent or any Lender relating to the Guaranteed Obligations, and nothing herein shall ever be deemed to in any way negate or replace any such other guaranties or security; provided, however, that Administrative Agent and Lenders shall have all of their
--------  -------
rights and remedies under this Guaranty irrespective of anything to the contrary contained in any such other guaranties or security. This Guaranty may be enforced from time to time as often as occasion therefor may arise, and it is agreed and understood that it shall not be necessary for Administrative Agent or any Lender, in order to enforce this Guaranty against Guarantor, first to exercise any rights or remedies against Borrower or any other Person or institute suit or exhaust any available rights or remedies against security in Administrative Agent's or any Lender's possession or under Administrative Agent's or any Lender's control, or to resort to any other sources or means of obtaining payment of the Guaranteed Obligations.

     8.   Joint and Several Obligation.  Guarantor agrees that Administrative
          ----------------------------
Agent and Lenders, in their sole discretion, may (a) bring suit against all guarantors or other Persons liable or obligated to Administrative Agent or any Lender or against any one or more of them, for interest, penalties, expenses, fees, indebtedness, liabilities and obligations owed to Administrative Agent or any Lender and apply any amounts obtained by Administrative Agent or any Lender in such a manner as Administrative Agent or any Lender may elect, (b) bring suit against all guarantors of the Guaranteed Obligations jointly and severally or against any one or more of them, (c) settle fully or in part with any one or more of such guarantors for such consideration as Administrative Agent or any Lender may deem proper, and (d) partially or fully release one or more of such guarantors from liability under any guaranty agreement, and that no such action shall impair the rights of Administrative Agent or any Lender to collect the Guaranteed Obligations (or the unpaid balance thereof) from other guarantors (including, without limitation, Guarantor), or any of them, not so sued, settled with or released.

GUARANTY AGREEMENT - Page 8

     9.   Release of Collateral, etc.  If all or any part of the Guaranteed
          ---------------------------
Obligations is at any time secured, Guarantor agrees that Administrative Agent or any Lender may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the liabilities or obligations of Guarantor hereunder. Guarantor further agrees that, if Borrower or any other Person executes in favor of Administrative Agent or any Lender any collateral agreement, mortgage, deed of trust, collateral assignment, security agreement or other security instrument, the exercise by Administrative Agent or any Lender of any right or remedy thereby conferred on Administrative Agent or any Lender shall be wholly discretionary with Administrative Agent and such Lender, respectively, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that (except to the extent prohibited by applicable law notwithstanding an agreement of the parties to the contrary) neither Administrative Agent nor any Lender shall be liable for its failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, and diligence in bringing suit against any Person liable on the Guaranteed Obligations or any part thereof.

     10.  Binding Effect.  This Guaranty is for the benefit of Administrative
          --------------
Agent and Lenders and their successors and permitted assigns, and in the event of an assignment by Administrative Agent or any Lender or its successors or assigns of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities and obligations so assigned, may be transferred with such indebtedness, liabilities and obligations. This Guaranty is binding, not only upon Guarantor, but upon its successors and assigns.

     11.  TEMPORARY LIMITED WAIVER OF SUBROGATION, CONTRIBUTION AND OTHER
          ---------------------------------------------------------------
RIGHTS.  UPON PAYMENT BY GUARANTOR OF ANY SUMS IN RESPECT OF THE GUARANTEED
------
OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS ADVANCED TO BORROWER BY GUARANTOR), ALL RIGHTS OF GUARANTOR AGAINST BORROWER OR ANY OTHER GUARANTOR OF THE GUARANTEED OBLIGATIONS ARISING AS A RESULT THEREFROM BY WAY OF RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE SHALL IN ALL RESPECTS BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR INDEFEASIBLE PAYMENT AND ENFORCEMENT IN FULL OF THE GUARANTEED OBLIGATIONS. GUARANTOR SHALL NOT HAVE, AND HEREBY IRREVOCABLY WAIVES, BUT ONLY UNLESS AND UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL, ANY AND ALL RIGHTS AND REMEDIES OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE AGAINST OR FROM BORROWER. IN ADDITION TO THE FOREGOING, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR OTHER RIGHTS AND REMEDIES IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST ADMINISTRATIVE AGENT, ANY LENDER, BORROWER OR ANY OTHER PERSON UNDER CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, UNDER


GUARANTY AGREEMENT - Page 9

RULES 31 AND 163 OF THE TEXAS RULES OF CIVIL PROCEDURE, UNDER SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE AND UNDER ANY OTHER STATUTE OF ANY STATE OR OTHER JURISDICTION REQUIRING RECOURSE AGAINST THE PRIMARY OBLIGOR OR IMPOSING OTHER REQUIREMENTS AS A CONDITION TO RECOURSE AGAINST A GUARANTOR IF AND TO THE EXTENT THAT THE SAME MAY BE APPLICABLE TO THIS GUARANTY. Except as expressly otherwise provided in this Paragraph 11, Guarantor shall have all
                                     ------------
rights of subrogation, reimbursement, exoneration, contribution and indemnification that may exist under currently applicable law.

     12.  Subordination of Indebtedness and Liens.  In connection with this
          ---------------------------------------
Guaranty, Guarantor hereby agrees that:

          (a) The payment of any and all principal of and interest on the Subordinated Indebtedness (as defined below) shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of all Guaranteed Obligations as provided in this Paragraph 12. The Subordinated Indebtedness shall not be payable,
             ------------
     and no payment of principal, interest or other amounts on account thereof, and no property or guaranty of any nature to secure, guarantee or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by Guarantor unless and until the Guaranteed Obligations shall have been paid and performed in full; except that, prior to the occurrence and continuance of an Event of Default, Guarantor shall have the right to receive regularly scheduled payments, but not prepayments, on the Subordinated Indebtedness made in the ordinary course of business. After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by Guarantor unless and until the Guaranteed Obligations shall have been paid and performed in full. If any sums shall be paid to Guarantor or any Affiliate of Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by Guarantor for the benefit of Administrative Agent and Lenders and shall forthwith be delivered to Administrative Agent without affecting the liability of Guarantor under this Guaranty and may be applied by Administrative Agent against the Guaranteed Obligations in accordance with the Credit Agreement. Upon the request of Administrative Agent, Guarantor shall execute, deliver, and endorse to Administrative Agent such documentation as Administrative Agent may request to perfect, preserve and enforce its rights hereunder. For purposes of this Guaranty and with respect to Guarantor, the term "Subordinated Indebtedness" means all indebtedness, liabilities and
     --------------------------
     obligations of Borrower or any Loan Party other than Guarantor (Borrower and such Loan Parties are hereinafter called the "Debtors") to Guarantor,
                                                       -------
     whether such indebtedness, liabilities and obligations now exist or are hereafter incurred or arise, or are primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities or obligations are evidenced by a note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations or liabilities may, at their inception, have been, or may

GUARANTY AGREEMENT - Page 10
     hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor;

          (b) Any and all Liens (including any judgment Liens) upon any Debtor's property or assets securing payment of any Subordinated Indebtedness (the "Subordinated Liens") shall be and remain inferior and subordinate to any
     -------------------
     and all Liens upon any Debtor's assets securing payment of the Guaranteed Obligations or any part thereof, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed or recorded. Guarantor shall not exercise or enforce any creditors' rights or remedies that it may have against any Debtor or foreclose, repossess, sequester or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership or other debtor relief law) to enforce any Subordinated Lien on any property or assets of any Debtor unless and until the Guaranteed Obligations shall have been irrevocably paid and performed in full.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief or other insolvency proceeding involving any Debtor as debtor, Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions and payments made in respect of the Subordinated Indebtedness until the Guaranteed Obligations have been paid in full. Administrative Agent may apply any such dividends, distributions and payments against the Guaranteed Obligations in accordance with the Credit Agreement;

          (d) All promissory notes, accounts receivable, ledgers, records or any other evidence of Subordinated Indebtedness, and all mortgages, deeds of trust, security agreements, assignments and other security documents evidencing the Subordinated Liens, shall contain a specific written notice thereon that the indebtedness and Liens evidenced thereby are subordinated under the terms of this Guaranty; and

          (e) The terms and provisions of this Paragraph 12 are given by
                                               ------------
     Guarantor as additional rights, remedies and benefits to any and all other subordination agreements heretofore, concurrently herewith or hereafter executed by Guarantor to or in favor of Administrative Agent or any Lender, and nothing in this Guaranty shall ever be deemed to in any way negate or replace any other such previous, concurrent or subsequent subordination agreements.

     13.  Right of Setoff.   Guarantor hereby grants to Administrative Agent and
          ---------------
each Lender a right of setoff upon any and all monies, securities or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Administrative Agent or any Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Administrative Agent or any Lender at any time existing. The right of setoff granted pursuant to this Paragraph 13 shall be cumulative of and in addition to
                         ------------
Administrative Agent's and each Lender's common law right of setoff.


GUARANTY AGREEMENT - Page 11

     14.  Further Assurances.  Upon the request of Administrative Agent or any
          ------------------
Lender, Guarantor will, at any time and from time to time, duly execute and deliver to Administrative Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be necessary or advisable, in the reasonable opinion of Administrative Agent or any Lender, to obtain the full benefits of this Guaranty.

     15.  Invalid Provisions.  If any provision of this Guaranty is held to be
          ------------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

     16.  Modification in Writing.  No modification, consent, amendment or
          -----------------------
waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Administrative Agent and Guarantor and then shall be effective only in the specific instance and for the specific purpose for which given.

     17.  No Waiver, Etc.  No notice to or demand on Guarantor or Administrative
          ---------------
Agent in any case shall entitle Guarantor or Administrative Agent, respectively, to any other or further notice or demand in similar or other circumstances. No delay or omission by Administrative Agent, any Lender or Guarantor in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

     18.  Cumulative Rights.  All rights and remedies of Administrative Agent
          -----------------
and Lenders hereunder are cumulative of each other and of every other right or remedy which Administrative Agent or any Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     19.  Expenses.  Guarantor agrees to pay on demand by Administrative Agent
          --------
all costs and expenses incurred by Administrative Agent or any Lender in connection with the enforcement of the terms and provisions of this Guaranty and, if and to the extent that Borrower is obligated therefor in accordance with the Credit Agreement, any and all amendments, modifications, renewals, restatements and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to Administrative Agent. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay to Administrative Agent all costs and expenses incurred by Administrative Agent or any Lender in the enforcement of this

GUARANTY AGREEMENT - Page 12

Guaranty from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to Administrative Agent and Lenders.

     20.  APPLICABLE LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN
          --------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

     21.  NO ORAL AGREEMENTS.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT
          ------------------
BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT AND LENDERS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG GUARANTOR AND ADMINISTRATIVE AGENT OR ANY LENDER. THIS GUARANTY SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ORAL ARRANGEMENTS OR ORAL UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY, AND THIS GUARANTY SUPERSEDES ALL PRIOR (IF ANY) WRITTEN AGREEMENTS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY IF AND TO THE EXTENT THAT SUCH PRIOR AGREEMENTS ARE INCONSISTENT WITH THIS GUARANTY.

     22.  Notices.  All notices and other communications required or permitted
          -------
to be given under this Guaranty shall be given or made in writing and shall be delivered in the manner and to the addresses, and shall be deemed to have been duly given when, specified in the Credit Agreement.

     23.  Survival.  All representations, warranties, covenants and agreements
          --------
of Guarantor in this Guaranty shall survive the execution of this Guaranty.

     24.  Counterparts.  This Guaranty may be executed in any number of
          ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty.

     25.  Limitation on Interest.  Notwithstanding anything to the contrary
          ----------------------
contained or referred to in this Guaranty, none of the terms and provisions of this Guaranty, the Credit Agreement, the Notes or any other Loan Document shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate, and neither Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations or the Guaranteed Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other indebtedness, liability or obligation provided for in this Guaranty, the Credit Agreement, the Notes or any other Loan Document which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited
                         ---- -----
or reduced to an amount equal to the lesser of (a) the amount of such interest, charge, fee, expense or other indebtedness, liability or obligation that would be payable in the absence of this Paragraph 25 or (b) an amount, which when
                                  ------------
added to all other interest payable under this Guaranty, the Credit Agreement, the Notes and any other Loan Document, equals the Maximum Rate. If, notwithstanding the foregoing, Administrative Agent or any Lender ever contracts for, charges,

GUARANTY AGREEMENT - Page 13
receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and the Guaranteed Obligations and treated hereunder as such, and if the Obligations and the Guaranteed Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to Borrower, Guarantor or such other Person (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Guarantor, Borrower, Administrative Agent and Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations and the Guaranteed Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations and the Guaranteed Obligations; provided that, if the unpaid
                                            -------- ----
principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Administrative Agent and Lenders shall refund to Borrower, Guarantor or such other Person (as appropriate) the amount of such excess and, in such event, neither Administrative Agent nor any Lender shall be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, receiving or applying interest in excess of the Maximum Rate.

     26.  Irrevocable Nature of Guaranty.  This Guaranty may not be revoked by
          ------------------------------
Guarantor; provided, however, in the event it shall be determined that Guarantor
           --------  -------
shall have the right, in accordance with applicable law and notwithstanding its express agreement herein to the contrary, to revoke this Guaranty, Guarantor may deliver to Administrative Agent, at its address for notices set forth in the Credit Agreement, written notice of Guarantor's intention not to be liable hereunder for any Guaranteed Obligations arising, created or incurred after Administrative Agent's receipt of such notice, whereupon such notice shall be effective to the extent (but only to the extent) provided hereinbelow as to Guarantor from and after (but not before) the time when such notice is actually delivered to and received by and receipted for in writing by Administrative Agent (the "Effective Revocation Time"); provided, further, however, that such
            -------------------------    --------  -------  -------
notice shall not be effective as to, and shall not in any way restrict, limit, impair, release or otherwise affect, the indebtedness, liabilities or obligations of Guarantor under this Guaranty with respect to (a) any Guaranteed Obligations consisting of indebtedness, liabilities or obligations under the Credit Agreement, the Notes or any other Loan Document, whether incurred before or after the Effective Revocation Time (including, without limitation, any loans, advances or extensions of credit at any time made or created under the Credit Agreement, whether or not agreed, committed or contemplated to be made by Administrative Agent or any Lender and whether or not discretionary with Administrative Agent or any Lender), (b) any Guaranteed Obligations arising, created or incurred prior to the Effective Revocation Time, (c) any amendments, modifications, renewals, extensions, restatements and/or supplements to or of the indebtedness, liabilities or obligations referred to in clauses (a) and (b)
                                                            ------- ---     ---
preceding, whether occurring before or after the Effective Revocation Time, or
(d) any interest or costs of collection with respect to any of the indebtedness, liabilities or obligations referred to in clauses (a), (b) or (c) preceding. Any
                                          ------- ---  ---    ---
revocation or attempted revocation of this Guaranty, whether in whole or in part, shall not be effective except under limited circumstances (if any), and to the limited extent, expressly provided in this Paragraph 26.
                                               ------------

GUARANTY AGREEMENT - Page 14

     27.  Reinstatement of Guaranteed Obligations.  Notwithstanding anything to
          ---------------------------------------
the contrary contained in this Guaranty or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Guaranteed Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent or any Lender or otherwise for any reason whatsoever, then the Guaranteed Obligations will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

     28.  Covenants and Agreements.  Guarantor covenants and agrees that, as
          ------------------------
long as the Guaranteed Obligations or any part thereof are outstanding or any Lender has any Commitment under the Credit Agreement:

          (a) Guarantor will comply, strictly in accordance with the terms thereof, with all covenants and agreements specifically applicable to it as set forth in any one or more of the Credit Agreement and the other Loan Documents, all of which are incorporated herein by reference;

          (b) Financial Statements.  Guarantor will furnish to Administrative
              --------------------
     Agent and each Lender:

               (i) Annual Financial Statements.  As soon as available, and in
                   ---------------------------
          any event within 90 days after the end of each fiscal year of Guarantor, beginning with the fiscal year ending December 31, 1999, either (A) a copy of the Form 10-K (including all financial statements contained therein) filed by Guarantor as of the end of and for such fiscal year then ended, together with consolidating schedules for each of Guarantor and its Subsidiaries (including, without limitation, Borrower) with respect to the financial statements contained therein, or (B) a copy of the annual audit report (including the consolidated balance sheet) of Guarantor and its Subsidiaries as of the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, together with consolidating schedules for Guarantor and its Subsidiaries (including, without limitation, Borrower) with respect to each of such financial statements, in each case setting forth in comparative form the figures for the previous fiscal year, and accompanied by the opinion of independent certified public accountants of recognized standing reasonably acceptable to Administrative Agent, which opinion shall state that such consolidated financial statements present fairly the financial position and results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of such Person's records; and

               (ii) Quarterly Financial Statements.  As soon as available, and
                    ------------------------------
          in any event within 45 days after the end of each of the quarters of each fiscal year of Guarantor, beginning with the fiscal quarter ending June 30, 1999, either (A) a copy of the Form 10-Q (including all financial statements contained therein) filed by Guarantor as of the end of and for such fiscal quarter then ended, together with

GUARANTY AGREEMENT - Page 15
          consolidating schedules for each of Guarantor and its Subsidiaries (including, without limitation, Borrower) with respect to each of the financial statements contained therein, or (B) a copy of the unaudited consolidated balance sheet of Guarantor and its Subsidiaries as of the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, together with unaudited consolidating schedules for Guarantor and its Subsidiaries (including, without limitation, Borrower) with respect to each of such financial statements, in each case setting forth in comparative form the information or figures for the corresponding period of the preceding fiscal year, and certified by an appropriate Responsible Officer of Guarantor as fairly presenting, in accordance with GAAP, the financial position and the results of operations of Guarantor and its Subsidiaries (including, without limitation, Borrower) (except for year-end adjustments and financial statement footnotes required by GAAP);

          (c) Guarantor shall, except as may be otherwise permitted pursuant to
     Section 8.17 of the Credit Agreement, be a holding company and shall not
     ------------
     own Telecommunications Assets used or useful in the operation of the Telecommunications Business; and

          (d) Guarantor will not engage in any business other than the ownership of Borrower and matters incidental thereto.


                  [remainder of page intentionally left blank]

GUARANTY AGREEMENT - Page 16

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                              GUARANTOR:
                              ---------

                              NET-TEL COMMUNICATIONS, INC.

                                 /s/ Craig R. Bandes
                              By:______________________________
                                    Craig R. Bandes
                                    Senior Vice President


     The undersigned has executed this Guaranty solely for the purpose of confirming receipt of this Guaranty and reliance on this Guaranty by Administrative Agent and Lenders as of the date first written above.

                              NORTEL NETWORKS INC.,
                              as Administrative Agent

                                 /s/ Jay R. Prestipino
                              By:______________________________
                                    Jay R. Prestipino
                                    Director, Customer Finance


GUARANTY AGREEMENT - Page 17